                                                       AUXIER FOCUS FUND UPDATE
                                                            BY JEFF AUXIER
                                                           DECEMBER 31, 2001

The table below summarizes the performance for the quarter, six months, and year ended December 31, 2001.



                                                                                         Average Annual
                           3 Months         6 Months              1 Year                  Total Return
                            Actual           Actual            Average Annual            Since Inception
                            Return           Return            Total Return              (July 9, 1999)
                           ---------------------------------------------------------------------------
Auxier Focus Fund           8.34%            3.70%                   12.67%                7.87%
S&P 500 Stock Index        10.69%           -5.55%                  -11.88%               -6.62%


                          Auxier Focus Fund       S&P 500 Index
                               10,000.00           10,000.00
      7/31/99                  10,020.00            9,472.75
      8/31/99                  10,040.00            9,425.85
      9/30/99                  10,070.00            9,167.77
     10/31/99                  10,450.00            9,747.67
     11/30/99                  10,260.00            9,945.82
     12/31/99                  10,293.80           10,531.24
      1/31/00                  10,414.20           10,002.18
      2/29/00                  10,133.28            9,813.05
      3/31/00                  10,574.73           10,772.43
      4/28/00                  10,233.61           10,448.45
      5/31/00                  10,012.88           10,233.97
      6/30/00                  10,022.91           10,486.31
      7/31/00                   9,912.55           10,322.50
      8/31/00                  10,374.07           10,963.30
      9/30/00                  10,464.36           10,384.66
     10/31/00                  10,394.13           10,340.61
     11/30/00                  10,173.41            9,525.96
     12/29/00                  10,711.08            9,572.69
      1/31/01                  10,975.80            9,912.12
      2/28/01                  10,904.53            9,008.89
      3/31/01                  10,782.35            8,438.26
      4/30/01                  11,108.17            9,093.48
      5/31/01                  11,556.16            9,154.43
      6/30/01                  11,637.61            8,931.71
      7/31/01                  11,820.88            8,843.74
      8/31/01                  11,790.33            8,290.66
      9/30/01                  11,138.71            7,621.44
     10/31/01                  11,179.44            7,766.70
     11/30/01                  11,861.61            8,362.48
     12/31/01                  12,067.67            8,435.85


This graph, prepared in accordance with SEC regulations, shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on July 9, 1999 (inception of the Fund) and held through December 31, 2001. The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund portfolio. Individuals cannot invest directly in the index. Performance figures reflect the change in value of the stocks in the index, and reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund's return. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For a prospectus and more information, including charges and expenses, call toll free 1-877-328-9437. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc.
Member NASD, SIPC

Management Discussion of Fund Performance

OVERVIEW

In calendar year 2001 the Auxier Focus Fund achieved a favorable return, especially considering that the S&P 500 Index had a negative return for the same period. The fund was able to beat the S&P 500 Index with an approximate 70% exposure to the market, while maintaining the balance in traditionally lower risk money market funds. Why carry cash and intermediate bonds? I aggressively monitor the fundamentals of a number of high quality, owner-oriented businesses. When they drop in price due to a temporary, fixable problem, I buy. It is important that the basic operating earnings picture is intact. I am on the prowl for what I consider that compelling, low risk / high reward purchase. Therefore, if that situation is not present, I hold the money in cash and intermediate bonds. Due to the powerful effect of consistent compounding, I believe it is imperative to select investments with solid downside protection.

Companies that dominated the fund this past year tended to be relatively simple businesses with strong balance sheets, pricing power, predictability, and clean accounting. I have paid close attention to debt levels in the wake of the dramatic rise in corporate borrowing. Even though rates are low, debt can be poisonous in a low inflation or deflationary environment. The dangers of borrowing against declining prices are apparent in the huge collapse of fiberoptics and energy trading stocks. One should never borrow against a declining asset price.

Some of the specific stocks impacting the fund include Boston Scientific Corp. and Guidant Corp. in the cardiovascular drug area. Fundamentals are improving with the introduction of new drug coated heart stents, but the stocks hit multiyear lows on misbased fears of competition and FDA delays. These companies enjoy tremendous free cash flow and a relatively closed market in terms of new competition. Disciplined buys led to above average returns on those selections in a relatively short period.

I have always liked processor companies. Nova Corp., a credit card processor, was acquired by US Bank midyear at a substantial premium to our purchase price. The predictable high returns on invested capital make this group attractive.

The tax business is another mundane but predictable business. We acquired H&R Block at half its average annual P/E ratio over the past 5 years.

The hangover of the technology bubble continues, so the fund has been underweighted in those businesses whose growth is dependent upon a strong capital spending cycle. One cannot underestimate the downside of extreme indebtedness and devious accounting. Bubbles, heavy borrowing and aggressive accounting historically have gone hand in hand. I am afraid it will take more time to purge those excesses.

FINAL THOUGHTS

|X| I continue to be one of the largest shareholders of the fund and view our shareholders as partners.

|X| After more than 15 years of managing money for investors in all kinds of markets, I believe my experience has made a big difference in the difficult investing environment over the past 2 years.

|X| The research effort is the single biggest focus of my activity every day of the week. Studying Warren Buffett's success has convinced me that voracious, independent research is critical. It is that dogged day-to-day dedication to fact-finding that truly adds value.

|X| The philosophy is enduring. I believe a price/value, margin of safety orientation is key in surviving tough economic conditions.

Thank you for your continued support!

Auxier Focus Fund
Schedule of Investments - December 31, 2001 (Unaudited)

Common Stocks - 59.2%                                                           Shares                 Value

Accident & Health Insurance - 2.5%
AFLAC, Inc.                                                                      11,000           $         270,160
                                                                                                  -----------------


Air Courier Services - 0.9%
FedEx Corp. (a)                                                                   2,000                     103,760
                                                                                                  -----------------


Aircraft - 0.9%
Boeing Co.                                                                        2,500                      96,950
                                                                                                  -----------------


Cable & Other Pay Television Services - 0.5%
AT&T Corp. Liberty Media Group (a)                                                4,000                      56,000
                                                                                                  -----------------


Chemicals & Allied Products - 1.1%
Dow Chemical Co.                                                                  3,400                     114,852
                                                                                                  -----------------


Commercial Banks - 5.4%
Bank One Corp.                                                                      200                      7,810
Citigroup, Inc.                                                                   1,493                     75,367
City Bank                                                                         1,200                     28,752
Fleetboston Financial Corp.                                                       3,400                    124,100
Golden State Bancorp, Inc.                                                        1,000                     26,150
J. P. Morgan Chase & Co.                                                            300                     10,905
U.S. Bancorp                                                                      9,495                    198,730
Washington Mutual, Inc.                                                           3,450                    112,815
                                                                                                  -----------------

                                                                                                           584,629
                                                                                                  -----------------

Construction, Mining & Materials
   Handling Machinery & Equip. - 1.1%                                                                            2
Dover Corp.                                                                       3,100                    114,917
                                                                                                  -----------------


Crude Petroleum & Natural Gas - 1.0%
Burlington Resources, Inc.                                                        3,000                    112,620
                                                                                                  -----------------


Electric Services - 0.7%
Puget Sound Energy, Inc.                                                          2,500                     54,725
Southern Co.                                                                        800                     20,280
                                                                                                  -----------------

                                                                                                            75,005
                                                                                                  -----------------

Electronic Computers - 0.4%
Ceridian Corp. (a)                                                                2,000                     37,500
                                                                                                  -----------------


Finance Services - 1.9%
American Express Co.                                                              5,500                    196,295
Morgan Stanley Dean Witter & Co.                                                    300                     16,782
                                                                                                  -----------------

                                                                                                           213,077
                                                                                                  -----------------

Fire, Marine & Casualty Insurance - 1.7%
Berkshire Hathaway, Inc. - Class B (a)                                                65                   164,125
SAFECO Corp.                                                                         600                    18,690
                                                                                                  -----------------

                                                                                                           182,815
                                                                                                  -----------------



Auxier Focus Fund
Schedule of Investments - December 31, 2001 - continued (Unaudited)

Common Stocks - 59.2% - continued                                               Shares                   Value

Food & Kindred Products - 2.2%
BAT Industries Plc (c)                                                          7,200            $          122,400
Philip Morris Cos.                                                              2,500                       114,625
                                                                                                  -----------------

                                                                                                            237,025
                                                                                                  -----------------

Heating Equip, Except Elec & Warm Air &
   Plumbing Fixtures - 0.1%
Fortune Brands, Inc.                                                              200                         7,918
                                                                                                  -----------------


Iron & Steel Foundries - 0.8%
Precision Castparts Corp.                                                       3,200                        90,400
                                                                                                  -----------------


Life Insurance - 0.6%
Prudential Financial, Inc.                                                      2,000                        66,380
                                                                                                  -----------------


Misc. Shopping Goods Stores - 0.7%
Office Depot, Inc. (a)                                                          4,000                        74,160
                                                                                                  -----------------


Motor Vehicle Parts & Accessories - 0.1%
Delphi Automotive Systems Corp.                                                 1,000                        13,660
                                                                                                  -----------------


Motor Vehicles & Passenger Car Bodies - 1.1%
General Motors Corp.                                                            2,375                       115,425
General Motors Corp. - Hughes Electronics Corp.                                    78                         1,205
                                                                                                  -----------------

                                                                                                            116,630
                                                                                                  -----------------

Natural Gas - 1.5%
Williams Companies, Inc.                                                        6,500                       165,880
                                                                                                  -----------------


Newspapers: Publishing or Publishing & Printing - 0.8%
Gannett, Inc.                                                                     100                         6,723
Knight-Ridder, Inc.                                                             1,300                        84,409
                                                                                                  -----------------

                                                                                                             91,132
                                                                                                  -----------------

Operative Builders - 0.8%
D.R. Horton, Inc.                                                               2,700                        87,642
                                                                                                  -----------------


Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.0%
Zimmer Holdings Inc                                                               80                          2,443
                                                                                                  -----------------


Paper board containers & boxes - 0.3%
Longview Fibre Co.                                                              3,000                        35,430
                                                                                                  -----------------


Petroleum Refining - 0.2%
ChevronTexaco Corp.                                                               300                        26,883
                                                                                                  -----------------


Auxier Focus Fund
Schedule of Investments - December 31, 2001 - continued (Unaudited)

Common Stocks - 59.2% - continued                                                Shares                    Value

Pharmaceutical Preparations - 2.0%
American Home Products Corp.                                                        100          $           6,136
Bristol Myers Squibb Co.                                                            800                     40,800
Merck & Co., Inc.                                                                 2,000                    117,600
Schering-Plough Corp.                                                             1,500                     53,715
                                                                                                  -----------------

                                                                                                           218,251
                                                                                                  -----------------

Radio & TV Broadcasting & Communications Equipment - 0.5%
Motorola, Inc.                                                                    3,500                     52,570
                                                                                                  -----------------


Radio Telephone Communications - 0.4%
AT&T Wireless Services, Inc.                                                      3,000                     43,110
                                                                                                  -----------------


Real Estate Investment Trusts - 1.0%
Plum Creek Timer Co., Inc.                                                        4,000                    113,400
                                                                                                  -----------------


Refuse Systems - 1.4%
Waste Management, Inc.                                                            4,900                    156,359
                                                                                                  -----------------


Retail-Drug Stores & Proprietary Stores - 0.7%
CVS Corp.                                                                         2,300                     68,080
Rite Aid Corp. (a)                                                                1,000                      5,060
                                                                                                  -----------------

                                                                                                            73,140
                                                                                                  -----------------

Retail-Eating Places - 1.3%
McDonald's Corp.                                                                  5,500                    145,585
                                                                                                  -----------------


Retail-Family Clothing Stores - 1.0%
Gap, Inc.                                                                         7,700                    107,338
                                                                                                  -----------------


Retail-Grocery Stores - 4.1%
Albertson's, Inc.                                                                 5,350                    168,471
Safeway, Inc. (a)                                                                 1,000                     41,750
Kroger Co. (a)                                                                   11,400                    237,918
                                                                                                  -----------------

                                                                                                           448,139
                                                                                                  -----------------

Retail-Jewelry Stores - 0.0%
Tiffany & Co.                                                                        100                     3,147
                                                                                                  -----------------


Retail-Radio TV & Consumer Electronics Stores - 1.1%
RadioShack Corp.                                                                  4,100                    123,410
                                                                                                  -----------------


Semiconductors & Related Devices - 0.3%
Triquint Semiconductor, Inc.                                                      3,000                     36,780
                                                                                                  -----------------


Services-Advertising Agencies - 0.5%
Interpublic Group of Companies, Inc.                                              2,000                     59,080
                                                                                                  -----------------


Services-Business Services, NEC - 1.5%
Viad Corp.                                                                        6,500                    153,920
                                                                                                  -----------------



Auxier Focus Fund
Schedule of Investments - December 31, 2001 - continued (Unaudited)

Common Stocks - 59.2% - continued                                                Shares                 Value

Services-Commercial Physical & Biological Research - 0.5%
Edwards Lifesciences Corp. (a)                                                    2,000            $         55,260
                                                                                                  -----------------


Services-Computer Integrated Systems Design - 0.9%
Computer Sciences Corp. (a)                                                       2,000                      97,960


Services-Computer Processing & Data Preparation - 2.0%
IMS Health, Inc. (a)                                                             11,000                     214,610
                                                                                                  -----------------


Services-Educational Services - 2.0%
ITT Educational Services, Inc. (a)                                                  950                     35,027
Learning Tree International, Inc. (a)                                             6,600                    184,140
                                                                                                  -----------------

                                                                                                           219,167
                                                                                                  -----------------

Services-Personal Services - 0.1%
H & R Block, Inc.                                                                   200                      8,940
                                                                                                  -----------------


Services-Prepackaged Software - 0.6%
Equifax, Inc.                                                                       500                    12,075
Novell, Inc. (a)                                                                 11,000                    50,490
                                                                                                  -----------------

                                                                                                            62,565
                                                                                                  -----------------

Services-Specialty Facilities - 0.7%
SeraCare, Inc.                                                                   15,000                     75,150
                                                                                                  -----------------


Surgical & Medical Instruments & Apparatus - 5.0%
Beckton, Dickinson & Co.                                                            500                      16,575
Boston Scientific Corp. (a)                                                       8,500                     205,020
Guidant Corp. (a)                                                                 6,600                     328,680
                                                                                                  -----------------

                                                                                                            550,275
                                                                                                  -----------------

Telephone Communications (No Radiotelephone) - 2.0%
AT&T, Corp.                                                                       2,000                     36,280
Centurytel, Inc.                                                                  1,200                     39,360
Sprint FON Group                                                                  4,300                     86,344
Telefonos De Mexico SA (c)                                                          700                     24,514
Worldcom, Inc. (a)                                                                2,000                     28,160
                                                                                                  -----------------

                                                                                                           214,658
                                                                                                  -----------------

Television Broadcasting Stations - 1.5%
Grupo Televisa, S.A. (a)                                                          3,900                    168,402
                                                                                                  -----------------


Trucking & Courier Services (No Air) - 0.5%
United Parcel Service, Inc. - Class B                                             1,100                     59,950
                                                                                                  -----------------


Water Transportation - 0.1%
Carnival Corp.                                                                      300                      8,424
                                                                                                  -----------------


Wholesale-Motor Vehicle & New Parts - 0.2%
Visteon Corp.                                                                     1,500                     22,560
                                                                                                  -----------------


TOTAL COMMON STOCKS (Cost $5,802,999)                                                                    6,470,018
                                                                                                  -----------------


Auxier Focus Fund
Schedule of Investments - December 31, 2001 - continued (Unaudited)

Unit Investment Trust - 0.1%                                                       Shares                 Value
The Financial Select Sector SPDR Fund                                                500          $         13,150
                                                                                                  -----------------

TOTAL UNIT INVESTMENT TRUST (Cost $12,885)                                                                  13,150
                                                                                                  -----------------


Preferred Stocks - 2.3%
Boston Edison Co. 4.25%                                                              200                    12,250
Central Power & Light Co. 4.00%                                                      305                    19,520
Cincinnati Gas & Electric Co. 4.75%                                                  300                    20,700
Cincinnati Gas & Electric Co. - Class A 4.0%                                         400                    32,600
Dayton Power & Light Co. 3.90%                                                     1,500                   106,500
Indianapolis Power & Light Co. 4.0%                                                  300                    16,290
Monongahela Power Co. 4.40%                                                          100                     6,600
Peco Energy Co. - Class A                                                            400                    22,880
Western Resources, Inc. 4.25%                                                        300                    16,200
                                                                                                  -----------------

TOTAL PREFERRED STOCK (Cost $247,865)                                                                      253,540
                                                                                                  -----------------


                                                                                Principal
                                                                                 Amount                      Value
Corporate Bonds - 6.0%
Finova Capital Corp. 7.50% 11/15/2009                                           26,000                      11,050
Fort James Corp. 6.625% 09/15/2004                                              40,000                      40,280
Fruit of the Loom 7.375% 11/15/2023                                             50,000                      33,750
Georgia Pacific Corp. 7.70%  6/15/2015                                         100,000                      97,799
GMAC 6.875% 09/15/2011                                                         200,000                     196,253
Pacific Gas and Electric Co. 7.875% 3/01/2002                                   65,000                      64,350
Pacific Gas and Electric 6.25% 3/01/2004                                        80,000                      76,400
Rite Aid Corp. 5.25% 09/15/2002                                                 67,000                      65,325
                                                                                                  -----------------

TOTAL CORPORATE BONDS (Cost $660,335)                                                                      650,247
                                                                                                  -----------------



Money Market Securities - 33.7%
Huntington Money Fund - Investment A 0.94% (b)
    (Cost $3,682,881)                                                        3,682,881                    3,682,881
                                                                                                  -----------------


TOTAL INVESTMENTS - 101.3%  (Cost $10,406,965)                                                          11,069,836
                                                                                                  -----------------

Liabilities in excess of other assets - (1.3)%                                                            (141,180)
                                                                                                  -----------------

TOTAL NET ASSETS - 100.0%                                                                             $ 10,928,656
                                                                                                  =================




(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at December 31, 2001.
(c) American Depositary Receipt.


Auxier Focus Fund
Statement of Assets & Liabilities
December 31, 2001 (Unaudited)

Assets
Investment in securities (cost $10,406,965)                                                 $ 11,069,836
Receivable for fund shares sold                                                                   33,542
Dividends receivable                                                                               8,175
Interest receivable                                                                               10,994
                                                                                      -------------------

   Total assets                                                                               11,122,547

Liabilities
Accrued investment advisory fee                                                                   12,479
Payable for investments purchased                                                                181,412
                                                                                      -------------------


   Total liabilities                                                                             193,891
                                                                                      -------------------


Net Assets                                                                                  $ 10,928,656
                                                                                      ===================


Net Assets consist of:
Paid-in capital                                                                             $ 10,172,346
Accumulated undistributed net investment income (loss)                                              (402)
Accumulated net realized gain (loss) on investments                                               93,841
Net unrealized appreciation (depreciation) on investments                                        662,871
                                                                                      -------------------


Net Assets, for 930,962 shares                                                              $ 10,928,656
                                                                                      ===================


Net Asset Value

Net asset value, offering and redemption price per share ($10,928,656 / 930,962)                 $ 11.74
                                                                                      ===================



Auxier Focus Fund
Statement of Operations
for the six months ended December 31, 2001
(Unaudited)

Investment Income
Dividend income                                                                                    $ 38,773
Interest income                                                                                      52,415
                                                                                           -----------------
Total Income                                                                                         91,188


Expenses
Investment advisory fee                                                                              55,442
Trustees' fees                                                                                        1,126
                                                                                           -----------------
Total expenses before reimbursement                                                                  56,568
Reimbursed expenses                                                                                  (1,126)
                                                                                           -----------------
Total operating expenses                                                                             55,442
                                                                                           -----------------
Net Investment Income                                                                                35,746
                                                                                           -----------------

Realized & Unrealized Gain
Net realized gain on investment securities                                                          118,563
Change in net unrealized appreciation
   on investment securities                                                                         220,305
                                                                                           -----------------
Net realized & unrealized gain on investment securities                                             338,868
                                                                                           -----------------
Net increase in net assets resulting from operations                                              $ 374,614
                                                                                           =================


Auxier Focus Fund
Statement of Changes in Net Assets


                                                                                  For the six months       For the year
                                                                                  ended December 31,      ended June 30,
                                                                                 2001 (Unaudited)              2001
                                                                                -------------------     -------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income                                                                  $ 35,746                $ 51,443
   Net realized gain (loss) on investment securities                                       118,563                  (6,003)
   Change in net unrealized appreciation                                                   220,305                 497,474
                                                                                -------------------     -------------------

   Net increase in net assets resulting from operations                                    374,614                 542,914
                                                                                -------------------     -------------------
Distributions to shareholders
   From net investment income                                                              (71,861)                (26,392)
   From capital gains                                                                      (18,729)                 (5,965)
                                                                                -------------------     -------------------
   Total distributions                                                                     (90,590)                (32,357)
                                                                                -------------------     -------------------
Share Transactions
   Net proceeds from sale of shares                                                      3,574,879               5,255,592
   Shares issued in reinvestment of distributions                                           90,185                  32,294
   Shares redeemed                                                                        (104,547)                (50,370)
                                                                                -------------------     -------------------
Net increase in net assets resulting
   from share transactions                                                               3,560,517               5,237,516
                                                                                -------------------     -------------------
Total increase in net assets                                                             3,844,541               5,748,073
                                                                                -------------------     -------------------

Net Assets
   Beginning of period                                                                   7,084,115               1,336,042
                                                                                -------------------     -------------------
   End of period [including accumulated undistributed net
   investment income (loss) of $(402) and $35,713, respectively]                      $ 10,928,656             $ 7,084,115
                                                                                ===================     ===================

Shares of capital stock of the Fund sold and redeemed:
  Shares sold                                                                              312,184                 488,135
  Shares reinvested                                                                          7,862                   3,080
  Shares redeemed                                                                           (9,116)                 (4,869)
                                                                                -------------------     -------------------

Net increase in number of shares outstanding                                               310,930                 486,346
                                                                                ===================     ===================

Auxier Focus Fund
Financial Highlights


                                                      For the six months      For the year           Period ended
                                                      ended December 31,     ended June 30,            June 30,
                                                      2001 (Unaudited)            2001                 2000 (c)
                                                     -------------------   -------------------    ------------------
Selected Per Share Data
Net asset value, beginning of period                            $ 11.43                $ 9.99               $ 10.00
                                                     -------------------   -------------------    ------------------
Income from investment operations
   Net investment income                                           0.05                  0.17                  0.18
   Net realized and unrealized gain (loss)                         0.55                  1.43                 (0.16)
                                                     -------------------   -------------------    ------------------

Total from investment operations                                   0.60                  1.60                  0.02
                                                     -------------------   -------------------    ------------------

Less distributions:
   Distributions from net investment income                       (0.09)                (0.13)                (0.03)
   Distributions from net realized gains                          (0.20)                (0.03)                 0.00
                                                     -------------------   -------------------    ------------------

Total distributions                                               (0.29)                (0.16)                (0.03)
                                                     -------------------   -------------------    ------------------
Net asset value, end of period                                  $ 11.74               $ 11.43                $ 9.99
                                                     ===================   ===================    ==================

Total Return                                                      3.70% (a)            16.11%                 0.23% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                                $ 10,929               $ 7,084               $ 1,336
Ratio of expenses to average net assets                           1.35% (b)             1.35%                 1.35% (b)
Ratio of expenses to average net assets
   before reimbursement                                           1.37% (b)             1.41%                 1.62% (b)
Ratio of net investment income to
   average net assets                                             0.86% (b)             1.56%                 1.84% (b)
Ratio of net investment income to
   average net assets before reimbursement                        0.84% (b)             1.50%                 1.57% (b)
Portfolio turnover rate                                          28.16%                41.46%               187.85%



(a)  For a period of less than a full year, the total return is not annualized.
(b)  Annualized.
(c)  For the period July 9, 1999 (commencement of operations) through June 30, 2000.



                                Auxier Focus Fund
                          Notes to Financial Statements
                          December 31, 2001 (Unaudited)


NOTE 1.  ORGANIZATION

     The Auxier Focus Fund (the "Fund") was organized as a non-diversified series of the AmeriPrime Funds (the "Trust") on February 2, 1999 and commenced operations on July 9, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of the series of funds currently authorized by the Trustees.
The Fund's investment objective is to provide long term capital appreciation. The investment advisor to the Fund is Auxier Asset Management, LLC.(the "Advisor").


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                                Auxier Focus Fund
                          Notes to Financial Statements
                    December 31, 2001 (Unaudited) - continued


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Auxier Asset Management, LLC, 8050 S.W. Warm Springs St., Suite 130, Tualatin, OR 97062, serves as investment advisor to the Fund. As of December 31, 2001, the Advisor managed approximately $182 million in assets. J. Jeffrey Auxier is President and Chief Investment Officer of the Advisor and is responsible for the day-to-day management of the Fund's portfolio. Also, J. Jeffrey Auxier may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of non-interested person trustees, Rule 12b-1 expenses and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the six months ended December 31, 2001, the Advisor received a fee of $55,442 from the Fund. The Advisor has contractually agreed to limit the total annual operating expenses of the Fund to an annual rate of 1.35% of its average net assets through October 31, 2002. For the six months ended December 31, 2001, the Advisor reimbursed expenses of $1,126.

     The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

     The Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the six months ended December 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

NOTE 4.  INVESTMENTS

     For the six months ended December 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $4,096,235 and $1,505,542, respectively. As of December 31, 2001, the gross unrealized appreciation for all securities totaled $816,918 and the gross unrealized depreciation for all securities totaled $154,047 for a net unrealized appreciation of $662,871. The aggregate cost of securities for federal income tax purposes at December 31, 2001 was $10,406,965.

NOTE 5.  ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6.  RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2001, Charles Schwab & Co. held 64.03% of the outstanding Fund shares in an omnibus account for the benefit of others.

TJG   The Jumper Group, Inc.                         One Union Square, Suite 505
                                                     Chattanooga, TN 37402
                                                     (423) 267-7005
March 1, 2002

Dear Fellow Shareholders of The Jumper Strategic Advantage Fund,

Every year brings trials and tribulations to the United States economy. Even before the terrorist attacks occurred on September 11, our economy was in a bearish environment. To counteract this bearish economy, the Federal Reserve started an unprecedented easing cycle of eleven cuts in short-term interest rates. These dramatic cuts in short-term rates led to a terrific performance for The Jumper Strategic Advantage Fund. Short-term fixed-income securities (both Corporate and Treasuries), which are what the JSAF is comprised of, rallied as a result of increased market demand and lower rates for 2001.

Looking ahead, many economists and money managers, including The Jumper Group, Inc., believe that an increase in short-term interest rates may be healthy for the current economy. But, looking down the road, how can increasing short-term interest rates be healthy for the economy? It's simple: Thirteen months after the Federal Reserve began to lower rates by a total of 4.75%, the yield on the 10-year Treasury, which sets borrowing costs for companies and mortgages, has only declined about a quarter-point to 4.92%. The Fed's aggressive rate cuts were ineffective in bringing down 10 and 30-year Treasury yields due mainly to reduced demand for longer-term securities. In order to reduce borrowing costs for corporation, thus spurring economic growth and investment, increasing short-term rates should decrease demand for intermediate term securities, mainly 5 to 7-year Treasuries, and increase demand for longer-term instruments like the 10 and 30-year Treasuries or Corporates. This would be good for sustained economic growth and recovery.

What's the Federal Reserve going to do next? So far, Greenspan and company have done a good job fighting the recession. Before the September 11th tragedy, the interest rate cuts were geared towards spurring economic recovery. Immediately following the September attacks, the Federal Reserve did exactly what was necessary in a time of crisis and eased rates once again. They pumped an enormous amount of reserves in the system to ensure a "liquidity crisis" would not occur. With the increased monetary base, we expect the Federal Reserve may begin a slight tightening bias towards the second half of this year to remove any excess in the monetary base.

Since The Jumper Strategic Advantage Fund's average maturity is 1-year or less, an increase in short-term rates should not affect performance in terms of total return (which takes into account current price and yield) when compared to other longer-term securities that might be adversely affected in an increasing rate environment. We look for shorter-term security (1 year or less) prices to stabilize and return to more of a yield driven total return performance.

We would like to thank you for your continued support and look forward to serving your investment needs.

With kind regards,




Jay C. Jumper
President






For a prospectus and more information, including charges and expenses, call toll free 1-888-879-5723. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member NASD, SIPC

Fund Performance Discussion

For the year 2001, The Jumper Strategic Advantage Fund Institutional Class outperformed the Merrill Lynch 1-Year Government Index and Merrill Lynch 90-day Treasury Index. During the fourth quarter of 2001, the JSAF Institutional Class produced a 1.61% return versus 0.77% and 0.56% for the Merrill Lynch 1-year and 90-day Index, respectively. For the year 2001, the JSAF produced a 6.47% return versus a return of 5.31% for the Merrill Lynch 1-year Treasury Index and 4.01% for the Merrill Lynch 90-day Treasury Index. The JSAF has proven to be an excellent alternative compared with other traditional short-term investments.


                     Jumper Advantage        Lehman 1 Year       Merrill Lynch 90-Day    Merrill Lynch 1-Year
                     Institutional-$11,337                       Treasury Index-$$11,614 Treasury Index - $11,832
           10/26/98                 10,000           10,000             10,000           10,000
           10/31/98                 10,050           10,000             10,000           10,000
           11/30/98                 10,050           10,002             10,033           10,029
           12/31/98                 10,100           10,035             10,072           10,070
            1/31/99                 10,100           10,074             10,110           10,110
            2/28/99                 10,050           10,160             10,143           10,136
            3/31/99                 10,068           10,220             10,183           10,184
            4/30/99                  9,994           10,257             10,222           10,223
            5/31/99                 10,023           10,285             10,260           10,260
            6/30/99                 10,051           10,333             10,299           10,296
            7/31/99                 10,154           10,376             10,339           10,338
            8/31/99                 10,205           10,406             10,379           10,376
            9/30/99                 10,308           10,459             10,423           10,427
           10/31/99                 10,297           10,487             10,467           10,469
           11/30/99                 10,349           10,507             10,503           10,504
           12/31/99                 10,396           10,528             10,552           10,546
            1/31/00                 10,395           10,554             10,597           10,592
            2/29/00                 10,453           10,603             10,638           10,640
            3/31/00                 10,460           10,650             10,689           10,692
            4/30/00                 10,507           10,707             10,742           10,743
            5/31/00                 10,514           10,758             10,788           10,794
            6/30/00                 10,571           10,833             10,832           10,860
            7/31/00                 10,623           10,884             10,885           10,916
            8/31/00                 10,630           10,840             10,934           10,975
            9/30/00                 10,739           10,901             10,993           11,035
           10/31/00                 10,469           10,944             11,050           11,090
           11/30/00                 10,535           11,006             11,101           11,156
           12/31/00                 10,649           11,103             11,165           11,236
            1/31/01                 10,817           11,211             11,227           11,328
            2/28/01                 10,986           11,247             11,266           11,376
            3/31/01                 11,039           11,310             11,318           11,440
            4/30/01                 10,979           11,357             11,363           11,491
            5/31/01                 11,086           11,415             11,400           11,545
            6/30/01                 10,905           11,441             11,435           11,577
            7/31/01                 11,014                              11,472           11,627
            8/31/01                 11,177                              11,505           11,665
            9/30/01                 11,157                              11,549           11,741
           10/31/01                 11,253                              11,575           11,787
           11/30/01                 11,293                              11,594           11,809
           12/31/01                 11,337                              11,614           11,832


This graph, prepared in accordance with SEC regulations, shows the value of hypothetical initial investment of $10,000 in the Institutional Class of the Fund and the Lehman Brothers 1-year Treasury Bellwether Government Index, the Merrill Lynch 1-year Government Index and the Merrill Lynch 90-day Treasury Index on October 26, 1998 (inception of the Institutional Class) and held through December 31, 2001 (use of the Lehman index was discontinued as of June 30, 2001 because returns for the index are unavailable after that date). The indexes are widely recognized unmanaged indexes of Treasury securities. Individuals cannot invest directly in any index. Performance figures reflect the change in the value of the securities in the index, and reinvestment if any interest. The index returns do not reflect expenses, which have been deducted from the return of the Institutional Class. The performance of the Institutional Class is compared on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect reduction of taxes that a shareholder would pay on Institutional Class distributions or the redemption of the Institutional Class shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     Jumper Strategic Advantage    Lehman 1-Year   Merrill Lynch 90-Day   Merrill Lynch 1-Year
                     Investor Class-$10,889        Index           Treasury Index-$11,096 Treasury Index-$11,302
             11/2/99                10,000              10,000               10,000              10,000
            11/30/99                10,047              10,020               10,035              10,034
            12/31/99                10,091              10,041               10,081              10,074
             1/31/00                10,088              10,067               10,125              10,117
             2/29/00                10,143              10,116               10,164              10,164
             3/31/00                10,147              10,163               10,213              10,213
             4/30/00                10,139              10,220               10,263              10,262
             5/31/00                10,143              10,271               10,307              10,311
             6/30/00                10,249              10,346               10,349              10,374
             7/31/00                10,298              10,397               10,400              10,427
             8/31/00                10,302              10,353               10,447              10,483
             9/30/00                10,406              10,414               10,503              10,541
            10/31/00                10,142              10,457               10,558              10,594
            11/30/00                10,204              10,519               10,606              10,656
            12/31/00                10,312              10,616               10,667              10,733
             1/31/01                10,473              10,724               10,727              10,821
             2/28/01                10,634              10,760               10,764              10,866
             3/31/01                10,684              10,823               10,814              10,928
             4/30/01                10,624              10,870               10,857              10,976
             5/31/01                10,718              10,928               10,892              11,028
             6/30/01                10,486              10,954               10,925              11,059
             7/31/01                10,644                                   10,960              11,106
             8/31/01                10,744                                   10,992              11,143
             9/30/01                10,778                                   11,034              11,215
            10/31/01                10,869                                   11,059              11,259
            11/30/01                10,848                                   11,077              11,280
            12/31/01                10,889                                   11,096              11,302


This graph, prepared in accordance with SEC regulations, shows the value of hypothetical initial investment of $10,000 in the Investor Class of the Fund and the Lehman Brothers 1-year Treasury Bellwether Government Index, the Merrill Lynch 1-year Government Index and the Merrill Lynch 90-day Treasury Index on November 2, 1999 (inception of the Investor Class) and held through December 31, 2001 (use of the Lehman index was discontinued as of June 30, 2001 because returns for the index are unavailable after that date). The indexes are widely recognized unmanaged indexes of Treasury securities. Individuals cannot invest directly in any index. Performance figures reflect the change in the value of the securities in the index, and reinvestment if any interest. The index returns do not reflect expenses, which have been deducted from the return of the Investor Class. The performance of the Investor Class is compared on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect reduction of taxes that a shareholder would pay on Investor Class distributions or the redemption of the Investor Class shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Jumper Strategic Advantage - Institutional Class
Through December 31, 2001                                                                      Total Return
                                                                           One Year           Since Inception
                                                   Six Months            Total Return           (10/26/98)
Institutional Class                                   3.96%                  6.47%                 4.02%
Merrill Lynch 90-Day Treasury Index                   0.56%                  4.01%                 4.81%
Merrill Lynch 1-Year Government Index                 0.77%                  5.31%                 5.42%

Jumper Strategic Advantage - Investor Class
Through December 31, 2001                                                                      Total Return
                                                                           One Year           Since Inception
                                                   Six Months            Total Return            (11/2/99)
Investor Class                                        3.84%                  5.59%                 4.01%
Merrill Lynch 90-Day Treasury Index                   0.56%                  4.01%                 4.91%
Merrill Lynch 1-Year Government Index                 0.77%                  5.31%                 5.81%


Jumper Strategic Advantage Fund
Schedule of Investments - December 31, 2001 (Unaudited)

                                                                            Shares                    Value
Convertible Preferred Stocks - 4.7%
Duke Energy Corp. 8.25%, 5/16/2004                                              6,500                   $ 171,275
TXU Corp. 8.75%, 11/16/2005                                                     2,400                     124,176
                                                                                                 -----------------

   TOTAL CONVERTIBLE PREFERRED STOCK ( Cost $283,684)                                                     295,451
                                                                                                 -----------------
                                                                          Principal
                                                                            Amount                    Value
Corporate Bonds - 62.5%
Autozone, Inc. 6.00%, 11/01/2003                                              200,000                     203,201
Bank of Hawaii Honolulu 6.875%, 6/1/2003                                      300,000                     311,042
Beneficial Corp. 6.28%, 1/15/2002                                             125,000                     125,162
Comdisco, Inc. 7.25%, 9/1/2002                                                200,000                     153,000
EOP Operating LLP 6.376%, 2/15/2002                                            75,000                      75,307
Finova Capital Corp. 7.50%, 10/15/2009                                         75,000                      31,875
Ford Motor Credit Co. 8.00%, 6/15/2002                                        250,000                     255,681
General Electric Capital Corp. 5.93%, 1/17/2003                               300,000                     309,683
General Motors Acceptance Corp. 6.00%, 2/01/2002                               75,000                      75,173
General Motors Acceptance Corp. 6.45%, 11/13/2002                             300,000                     308,906
Heller Financial, Inc. 6.40%, 1/15/2003                                       300,000                     312,308
ICI Wilmington, Inc. 6.75%, 9/15/2002                                         325,000                     328,757
International Lease Financial Corp. 6.375%, 2/15/2002                         125,000                     125,549
Lehman Brothers, Inc. 7.00%, 10/1/2002                                        250,000                     258,093
Sherwin Williams Co. 6.50%, 2/1/2002                                          100,000                     100,247
Tele Communications, Inc. 8.25%, 1/15/2003                                    200,000                     208,389
Virginia Electric Power Co. 7.375%, 7/1/2002                                  250,000                     255,106
Williams Cos., Inc. 6.50%, 11/15/2002                                         124,000                     126,793
Xerox Corp. 8.125%, 4/15/2002                                                  75,000                      75,562
Xerox Capital Europe PLC 5.75%, 5/15/2002                                     250,000                     246,141
                                                                                                 -----------------

   TOTAL CORPORATE NOTES (Cost $3,928,218)                                                              3,885,975
                                                                                                 -----------------

Agency Obligations - 26.1%
Federal Farm Credit Bank 5.25%, 5/1/2002                                      600,000                     606,232
Federal Home Loan Bank 2.71%, 12/20/2002                                      250,000                     249,504
Federal Home Loan Bank 5.125%, 1/13/2003                                      750,000                     771,530
                                                                                                 -----------------

   TOTAL AGENCY OBLIGATIONS (Cost $1,602,823)                                                           1,627,266
                                                                                                 -----------------

U. S. Government Securities - 3.3%
U. S. Treasury Note 5.625%, 11/30/2002                                        200,000                     206,617
                                                                                                 -----------------

   TOTAL U.S. GOVERNMENT SECURITIES (Cost $200,528)                                                       206,617
                                                                                                 -----------------





Jumper Strategic Advantage Fund
Schedule of Investments - December 31, 2001 - continued (Unaudited)
                                                                          Principal
                                                                            Amount                    Value
Money Market Securities - 0.4%
Huntington Money Market Fund, 0.94% (a) (Cost $23,121)                         23,121                    $ 23,121
                                                                                                 -----------------


TOTAL INVESTMENTS - 97.0% (Cost $6,038,374)                                                             6,038,430
                                                                                                 -----------------
Other Assets Less Liabilities - 3.0%                                                                      184,962
                                                                                                 -----------------
NET ASSETS - 100.0%                                                                                   $ 6,223,392
                                                                                                 =================

(a) Variable rate security; the coupon rate shown represents the rate at December 31, 2001.



Jumper Strategic Advantage Fund
Statement of Assets & Liabilities
December 31, 2001 (Unaudited)


Assets
Investments in securities (cost $6,038,374 )                                              $ 6,038,430
Receivable for investment sold                                                                 75,000
Dividend receivable                                                                             2,200
Interest receivable                                                                           115,398
                                                                                  --------------------

       Total assets                                                                         6,231,028
                                                                                  --------------------


Liabilities
Accrued investment advisory fee                                                                 4,254
Accrued 12b-1 Fees - Investor Class                                                             2,491
Income distribution payable                                                                       891
                                                                                  --------------------

       Total Liabilities                                                                        7,636
                                                                                  --------------------

Net Assets                                                                                $ 6,223,392
                                                                                  ====================

Net Assets consist of:
Paid-in capital                                                                             6,442,617
Net accumulated net investment income (loss)                                                    7,158
Net accumulated realized gain (loss) on investments                                          (226,439)
Net unrealized appreciation (depreciation) in value of investments                                 56
                                                                                  --------------------

Net Assets                                                                                $ 6,223,392
                                                                                  ====================


Net Asset Value

Institutional Class:
Net Asset Value, Offering price
  and redemption price per share ($4,600,690 / 2,398,140)                                      $ 1.92
                                                                                  ====================

Investor Class:
Net Asset Value, Offering price
  and redemption price per share ($1,622,702/ 850,246)                                         $ 1.91
                                                                                  ====================


Jumper Strategic Advantage Fund
Statement of Operations
For the six months ended December 31, 2001 (Unaudited)

Investment Income
Interest income                                                                            $ 183,774
Dividend income                                                                                3,697
                                                                               ----------------------
                                                                                             187,471

Expenses
Investment advisory fee                                                                       26,342
Trustees' fees                                                                                 1,018
12b-1 fee - Investor Class                                                                     2,984
                                                                               ----------------------
Total expenses before reimbursement                                                           30,344
Reimbursed expenses                                                                           (1,018)
                                                                               ----------------------
Total operating expenses                                                                      29,326

Net Investment Income (Loss)                                                                 158,145
                                                                               ----------------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                           (134,264)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                  262,392
                                                                               ----------------------
Net income (loss) on investment securities                                                   128,128
                                                                               ----------------------
Net increase (decrease) in net assets resulting from operations                            $ 286,273
                                                                               ======================


Jumper Strategic Advantage Fund
Statement of Changes in Net Assets
                                                                                    For the
                                                                               six months ended       For the year
                                                                                 December 31,            ended
                                                                               2001 (Unaudited)      June 30, 2001
                                                                               ------------------  -------------------
Increase (Decrease) in Net Assets Operations
   Net investment income (loss)                                                        $ 158,145            $ 440,481
   Net realized gain (loss) on investment securities                                    (134,264)                (393)
   Change in net unrealized appreciation (depreciation)                                  262,392             (216,466)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations                       286,273              223,622
                                                                               ------------------  -------------------
Distributions to shareholders
   Institutional
       From net investment income                                                       (106,627)            (314,865)
   Investor
       From net investment income                                                        (51,518)            (118,457)
                                                                               ------------------  -------------------
   Total distributions                                                                  (158,145)            (433,322)
                                                                               ------------------  -------------------
Share Transactions Net proceeds from sale of shares:
       Institutional                                                                           -            4,306,105
       Investor                                                                          219,000            1,087,723
   Shares issued in reinvestment of distributions:
       Institutional                                                                      92,560              312,534
       Investor                                                                           50,708              109,060
   Shares redeemed:
       Institutional                                                                    (331,636)          (4,121,950)
       Investor                                                                         (940,131)            (611,634)
                                                                               ------------------  -------------------
Net increase (decrease) in net assets resulting
   from share transactions                                                              (909,499)           1,081,838
                                                                               ------------------  -------------------
   Total increase (decrease) in net assets                                              (781,371)             872,138
                                                                               ------------------  -------------------

Net Assets
   Beginning of period                                                                 7,004,763            6,132,625
                                                                               ------------------  -------------------
   End of period [including accumulated net
      investment income of $7,158 and $7,158, respectively]                          $ 6,223,392          $ 7,004,763
                                                                               ==================  ===================


Capital Share Transactions:
Shares sold:
   Institutional class                                                                         -            2,228,799
   Investor class                                                                        115,768              570,142
Shares reinvested:
   Institutional class                                                                    55,475              162,090
   Investor class                                                                         26,556               58,759
Shares redeemed:
   Institutional class                                                                  (173,781)          (2,125,705)
   Investor class                                                                       (491,985)            (318,580)
                                                                               ------------------  -------------------
Net increase (decrease) in number of shares outstanding                                 (467,967)             575,505
                                                                               ==================  ===================






Jumper Strategic Advantage Fund
Financial Highlights Institutional Class
                                                     For the              For the            For the            For the
                                                six months ended        year ended         year ended         period ended
                                                  December 31,           June 30,           June 30,            June 30,
                                                2001 (Unaudited)           2001               2000              1999 (a)
                                                ------------------    ----------------   ----------------   -----------------

Selected Per Share Data
Net asset value, beginning of period                       $ 1.89              $ 1.95             $ 1.96              $ 2.00
                                                ------------------    ----------------   ----------------   -----------------
Income from investment operations
   Net investment income (loss)                              0.04                0.12               0.11                0.05
   Net realized and unrealized gain (loss)                   0.03               (0.06)             (0.01)              (0.04)
                                                ------------------    ----------------
                                                                                         ----------------   -----------------
Total from investment operations                             0.07                0.06               0.10                0.01
                                                ------------------    ----------------   ----------------   -----------------
Less distributions
   from net investment income                               (0.04)              (0.12)             (0.10)              (0.05)
   from return of capital                                       -                   -              (0.01)                  -
                                                ------------------    ----------------
                                                                                         ----------------   -----------------
Total distribution                                          (0.04)              (0.12)             (0.11)              (0.05)
                                                ------------------    ----------------   ----------------   -----------------
Net asset value, end of period                             $ 1.92              $ 1.89             $ 1.95              $ 1.96
                                                ==================    ================   ================   =================

Total Return                                                3.96% (b)           3.17%              5.17%               0.51%

Ratios and Supplemental Data
Net assets, end of period (000)                           $ 4,601             $ 4,749            $ 4,399             $ 2,429
Ratio of expenses to average net assets                     0.75% (c)           0.75%              0.75%               0.75%
Ratio of expenses to average net assets
   before reimbursement                                     0.78% (c)           0.78%              0.82%               0.85%
Ratio of net investment income to
   average net assets                                       4.60% (c)           6.36%              5.65%               3.89%
Ratio of net investment income to
   average net assets before reimbursement                  4.58% (c)           6.33%              5.58%               3.79%
Portfolio turnover rate                                    58.18%              24.07%            187.73%             173.38%



(a) For the Period October 26, 1998 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized.



Jumper Strategic Advantage Fund
Financial Highlights Investor Class

                                                         For the                 For the                  For the
                                                     six months ended           year ended              year ended
                                                       December 31,              June 30,                June 30,
                                                     2001 (Unaudited)              2001                  2000 (a)
                                                    -------------------    ---------------------    --------------------

Selected Per Share Data
Net asset value, beginning of period                            $ 1.88                   $ 1.95                  $ 1.98
                                                    -------------------    ---------------------    --------------------
Income from investment operations
   Net investment income (loss)                                   0.04                     0.12                    0.08
   Net realized and unrealized gain (loss)                        0.03                    (0.08)                  (0.03)
                                                    -------------------    ---------------------
                                                                                                    --------------------
Total from investment operations                                  0.07                     0.04                    0.05
                                                    -------------------    ---------------------    --------------------
Less distributions
   from net investment income                                    (0.04)                   (0.11)                  (0.08)
   from return of capital                                            -                        -                       -
                                                    -------------------    ---------------------
                                                                                                    --------------------
Total distribution                                               (0.04)                   (0.11)                  (0.08)
                                                    -------------------    ---------------------    --------------------
Net asset value, end of period                                  $ 1.91                   $ 1.88                  $ 1.95
                                                    ===================    =====================    ====================

Total Return                                                     3.84% (b)                2.31%                   2.49%

Ratios and Supplemental Data
Net assets, end of period (000)                                $ 1,623                  $ 2,256                 $ 1,734
Ratio of expenses to average net assets                          1.00% (c)                1.00%                   1.00%
Ratio of expenses to average net assets
   before reimbursement                                          1.03% (c)                1.03%                   1.04%
Ratio of net investment income to
   average net assets                                            4.31% (c)                6.11%                   5.87%
Ratio of net investment income to
   average net assets before reimbursement                       4.28% (c)                6.08%                   5.82%
Portfolio turnover rate                                         58.18%                   24.07%                 187.73%



(a) For the Period November 2, 1999 (commencement of operations) to June 30, 2000.
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized.


                         Jumper Strategic Advantage Fund
                          Notes To Financial Statements
                          December 31, 2001 (Unaudited)


NOTE 1.  ORGANIZATION

     Jumper Strategic Advantage Fund (the "Fund") was organized as a diversified series of the AmeriPrime Funds (the "Trust") on February 26, 1998 and commenced operations on October 26, 1998. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees. The Fund's investment objective is to provide current income with a low amount of share price fluctuation. The investment advisor to the Fund is The Jumper Group, Inc. (the "Advisor")


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

    Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

    Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. The Fund intends to pay dividends to avoid all income and excise taxes. At December 31, 2001, the Fund had a capital loss carryforward of $92,175; $42,851 expiring in 2004, $48,931 expiring in 2005,and $393 expiring in 2006.

    Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a daily basis and to pay such dividends monthly. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

                         Jumper Strategic Advantage Fund
                          Notes To Financial Statements
                    December 31, 2001 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

    Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains The Jumper Group, Inc. to manage the Fund's investments. Jay Colton Jumper, the Fund's portfolio manager, is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all expenses of the Fund except brokerage fees and commissions, distribution fees (12b-1) for the Investor Class, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the six months ended December 31, 2001, the Advisor earned a fee of $26,342 from the Fund. The Advisor has contractually agreed to reimburse the Fund for all fees and expenses of the non-interested person Trustees through October 31, 2002. For the six months ended December 31, 2001, the Advisor reimbursed expenses of $1,018.

     The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

     The Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the six months ended December 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

     The Investor Class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan permits the Fund to pay directly, or reimburse the Advisor or the distributor, for distribution expenses in an amount not to exceed 0.25% of the average daily net assets of the Investor Class. For the six months ended December 31, 2001, the Investor Class shares paid $2,984 in 12b-1 fees incurred by the Fund.


NOTE 4. INVESTMENTS

     For the six months ended December 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $1,644,047 and $2,351,663, respectively. As of December 31, 2001, the gross unrealized appreciation for all securities totaled $92,816 and the gross unrealized depreciation for all securities totaled $92,760 for a net unrealized appreciation of $56. The aggregate cost of securities for federal income tax purposes at December 31, 2001 was $6,038,374.

                         Jumper Strategic Advantage Fund
                          Notes To Financial Statements
                    December 31, 2001 (Unaudited) - continued


NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 6. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2001, Bear Stearns Securities Corp. for the benefit of its customers, beneficially owned 86.07% of the Investor Class shares of the Fund and Dawn K. Bullard beneficially owned 54.71% of the Institutional Class shares of the Fund.

IMS Capital Value Fund
Schedule of Investments - December 31, 2001 (Unaudited)

Common Stocks - 98.4%%                                      Shares                           Value
Accident & Health Insurance - 0.7%
Conseco, Inc. (a)                                                20,000              $            89,200
                                                                                        -----------------

Air Courier Services - 2.7%
FedEx Corp. (a)                                                   6,000                          311,280
                                                                                        -----------------

Biological Products - 2.0%
Biogen, Inc. (a)                                                  4,000                          229,400
                                                                                        -----------------

Computer Communications Equipment - 1.9%
3Com Corp. (a)                                                   35,000                          223,300
                                                                                        -----------------

Computer Storage Devices - 2.7%
Storage Technology Corp.                                         15,000                          310,050
                                                                                        -----------------

Computer Terminals - 2.5%
Palm, Inc. (a)                                                   75,000                          291,000
                                                                                        -----------------

Crude Petroleum & Natural Gas - 0.9%
Unocal Corp.                                                      3,000                          108,210
                                                                                        -----------------

Dolls & Stuffed Toys - 1.3%
Marvel Enterprises, Inc. (a)                                     40,500                          153,900
                                                                                        -----------------

Electrical Services - 2.6%
FirstEnergy Corp.                                                 8,500                          297,330
                                                                                        -----------------
                                                                                        -----------------

Electric & Other Services Combined - 3.7%
Niagara Mohawk Holdings, Inc.                                    24,000                          425,520
                                                                                        -----------------

Electrical Industrial Apparatus - 2.9%
American Power Conversion, Inc. (a)                              23,000                          332,580
                                                                                        -----------------

Fats & Oils - 3.2%
Archer Daniels Midland Co.                                       26,250                          376,687
                                                                                        -----------------

Hospital & Medical Service Plans - 1.2%
PacifiCare Health Systems, Inc. - Class B (a)                     9,000                          144,000
                                                                                        -----------------

Life Insurance - 2.1%
Lincoln National Corp.                                            5,000                          242,850
                                                                                        -----------------

Meat Packing Plants - 2.3%
ConAgra Foods, Inc.                                              11,000                          261,470
                                                                                        -----------------

National Commercial Banks - 2.5%
First Tennessee National Corp.                                    8,000                          290,080
                                                                                        -----------------


IMS Capital Value Fund
Schedule of Investments - December 31, 2001 -(Unaudited) - continued

Common Stocks - 98.4% - continued                           Shares                           Value

Petroleum Refining - 2.5%
Pennzoil-Quaker State, Inc.                                      20,000                          289,000
                                                                                        -----------------

Pharmaceutical Preparations - 2.3%
Chiron Corp. (a)                                                  6,000                          263,040
                                                                                        -----------------

Radio & TV Broadcasting
  & Communications Equipment - 2.1%
Gilat Satellite Networks Ltd. (a)                                20,000                          109,600
Motorola, Inc.                                                    9,000                          135,180
                                                                                        -----------------
                                                                                                 244,780
                                                                                        -----------------
Radio Telephone Communications - 0.4%
AT&T Wireless Corp. (a)                                           3,218                           46,243
                                                                                        -----------------

Refuse Systems - 5.5%
Waste Management, Inc.                                           20,000                          638,200
                                                                                        -----------------

Retail Catalog & Mail Order Houses - 2.2%
Schein Henry, Inc. (a)                                            7,000                          259,210
                                                                                        -----------------

Retail - Drug Stores and Proprietary Stores - 1.3%
Rite Aid Corp.                                                   30,000                          151,800
                                                                                        -----------------

Retail - Grocery Stores - 1.1%
Albertson's, Inc.                                                 4,000                          125,960
                                                                                        -----------------

Retail - Miscellaneous Shopping Goods Stores - 4.1%
OfficeMax, Inc. (a)                                             105,000                          472,500
                                                                                        -----------------

Savings Institutions, Federally Chartered - 2.9%
Sovereign Bancorp, Inc.                                          28,000                          342,720
                                                                                        -----------------

Security & Commodity Brokers, Dealers,
  Exchanges &  Services - 3.1%
T. Rowe Price Associates, Inc.                                   10,500                          364,665
                                                                                        -----------------

Security Brokers, Dealers & Flotation Companies - 3.1%
Knight Trading Group, Inc.                                       10,000                          110,200
Raymond James Financial, Inc.                                     7,000                          248,640
                                                                                        -----------------
                                                                                        -----------------
                                                                                                 358,840
                                                                                        -----------------
Semiconductors & Related Devices - 6.5%
Atmel Corp. (a)                                                  29,000                          213,730
LSI Logic Corp. (a)                                              15,000                          236,700
Unisys Corp. (a)                                                 24,000                          300,960
                                                                                        -----------------
                                                                                                 751,390
                                                                                        -----------------



IMS Capital Value Fund
Schedule of Investments - December 31, 2001 -(Unaudited) - continued

Common Stocks - 98.4% - continued                           Shares                           Value

Services - Help Supply Services - 3.8%
Gentiva Health Services, Inc. (a)                                20,000                          439,000
                                                                                        -----------------

Services - Personal Services - 7.2%
Block (H&R), Inc.                                                10,000                          447,000
Cendant Corp. (a)                                                20,000                          392,200
                                                                                        -----------------
                                                                                                 839,200
                                                                                        -----------------
Services - Prepackaged Software - 2.9%
Symantec Corp. (a)                                                5,000                          331,650
                                                                                        -----------------

Sugar & Confectionery Products - 4.0%
Wm. Wrigley Jr. Company                                           9,000                          462,330
                                                                                        -----------------

Surgical & Medical Instruments & Apparatus - 3.1%
Boston Scientific Corp. (a)                                      15,000                          361,800
                                                                                        -----------------

Telephone & Telegraph Apparatus - 1.3%
Tellabs, Inc. (a)                                                10,000                          149,600
                                                                                        -----------------

Telephone Communications (No Radio Telephone) - 3.8%
AT&T Corp.                                                       10,000                          181,400
CenturyTel, Inc.                                                  8,000                          262,400
                                                                                        -----------------
                                                                                                 443,800
                                                                                        -----------------

TOTAL COMMON STOCKS (Cost $8,665,090)                                                       $ 11,422,585
                                                                                        -----------------

                                                          Principal
                                                            Amount                           Value
Corporate Bonds - 1.1%
Marvel Enterprises, Inc., 12.00% 6/15/09
  (Cost $121,914)                                             $ 250,000                        $ 131,250
                                                                                        -----------------

Money Market Securities - 0.3%
Huntington Money Fund - Investment A
  0.97% (b) (Cost $30,948)                                       30,948                           30,948
                                                                                        -----------------


TOTAL INVESTMENTS - 99.8% (Cost $8,817,952)                                                   11,584,783
                                                                                        -----------------
Cash and other assets less liabilities - 0.2%                                                     25,053
                                                                                        -----------------
TOTAL NET ASSETS - 100.0%                                                                   $ 11,609,836
                                                                                        =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at December 31, 2001.

IMS Capital Value Fund                                                                 December 31, 2001
Statement of Assets & Liabilities (Unaudited)


Assets
Investment in securities (cost $8,817,952)                                                  $ 11,584,783
Dividends receivable                                                                               6,645
Interest receivable                                                                                1,563
Receivable for fund shares sold                                                                   23,500
Prepaid registration & filing fees                                                                 2,265
Deferred organization costs                                                                        2,222
                                                                                      -------------------
   Total assets                                                                               11,620,978
                                                                                      -------------------

Liabilities
Accrued investment advisory fee payable, net of waiver                                             2,339
Accrued expenses                                                                                   7,703
Payable for fund shares repurchased                                                                1,100
                                                                                      -------------------
   Total liabilities                                                                              11,142
                                                                                      -------------------


Net Assets                                                                                  $ 11,609,836
                                                                                      ===================

Net Assets consist of:
Paid in capital                                                                              $ 9,891,329
Undistributed net investment income (loss)                                                       (16,709)
Accumulated undistributed net realized gain (loss) on investments                             (1,031,615)
Net unrealized appreciation (depreciation) on investments                                      2,766,831
                                                                                      -------------------


Net Assets, for 929,598 shares                                                              $ 11,609,836
                                                                                      ===================


Net asset value and redemption price per share ($11,609,836 / 929,598)                           $ 12.49
                                                                                      ===================
Maximum offering price per share ($12.49 / 94.25%)                                               $ 13.25
                                                                                      ===================

IMS Capital Value Fund
Statement of Operations
for the six months ended December 31, 2001 (Unaudited)

Investment Income
Dividend income                                                                   $ 36,813
Interest income                                                                     35,273
                                                                         ------------------
Total Income                                                                        72,086
                                                                         ------------------

Expenses
Investment advisory fee [Note 3]                                                    70,736
Transfer agent fees [Note 3]                                                        10,596
Administration fees [Note 3]                                                        10,981
Pricing & bookkeeping fees [Note 3]                                                  8,620
Audit fees                                                                           4,000
Legal fees                                                                           4,508
Amortization of organizational expenses [Note 6]                                     2,375
Custodian fees                                                                       2,031
Registration fees                                                                    6,715
Trustees' fees                                                                         988
Shareholder reports                                                                  1,500
Insurance                                                                               39
Miscellaneous expense                                                                5,364
                                                                         ------------------
Total expenses before reimbursement                                                128,453
Reimbursed expenses                                                                (39,657)
                                                                         ------------------
Total operating expenses                                                            88,796
                                                                         ------------------

Net Investment Loss                                                                (16,710)
                                                                         ------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                 (840,452)
Change in net unrealized  (depreciation)
   on investment securities                                                      1,288,868
                                                                         ------------------
Net realized and unrealized gain (loss)
   on investment securities                                                        448,416
                                                                         ------------------

Net increase in net assets resulting from operations                             $ 431,706
                                                                         ==================


IMS Capital Value Fund
Statement of Changes in Net Assets
                                                                                      Six Months               Year
                                                                                        Ended                  Ended
                                                                                     December 31, 2001       June 30,
                                                                                     (Unaudited)               2001
                                                                                   -----------------     ------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                                                           $ (16,710)             $ (45,064)
   Net realized gain (loss) on investment securities                                       (840,452)             1,471,980
   Change in net unrealized appreciation (depreciation)                                   1,288,868             (1,026,632)
                                                                                   -----------------     ------------------
   Net increase (decrease) in net assets resulting from operations                          431,706                400,284
                                                                                   -----------------     ------------------
Distributions to shareholders
   From net realized gain (loss)                                                         (1,491,183)              (405,947)
                                                                                   -----------------     ------------------
   Total distributions                                                                   (1,491,183)              (405,947)
                                                                                   -----------------     ------------------
Capital Share Transactions
   Net proceeds from sale of shares                                                       2,690,323              2,031,252
   Reinvestment of distributions                                                          1,453,985                394,976
   Amount paid for repurchase of shares                                                  (2,963,224)            (2,516,910)
                                                                                   -----------------     ------------------
   Net increase (decrease) in net assets resulting
      from capital share transactions                                                     1,181,084                (90,682)
                                                                                   -----------------     ------------------
Total (increase) decrease in net assets                                                     121,607                (96,345)

Net Assets
   Beginning of period                                                                   11,488,229             11,584,574
                                                                                   -----------------     ------------------
   End of period                                                                       $ 11,609,836           $ 11,488,229
                                                                                   =================     ==================

Capital Share Transactions:
Shares sold                                                                                 214,046                148,372
Shares issued in reinvestment of distributions                                              121,978                 32,642
Shares repurchased                                                                         (234,792)              (185,318)
                                                                                   -----------------     ------------------

Net increase (decrease) from capital transactions                                           101,232                 (4,304)
                                                                                   =================     ==================


IMS Capital Value Fund
Financial Highlights


                                          Six Months        Year ended     Year ended     Period ended
                                         ended December 31,  June 30,       June 30,       June 30,      Years ended October 31,
                                                                                                        --------------------------
                                         2001 (Unaudited)      2001           2000         1999 (c)         1998         1997
                                         -------------------------------  -------------  -------------  ------------- ------------
Selected Per Share Data
Net asset value, beginning of period           $ 13.87          $ 13.91        $ 14.56        $ 11.28        $ 12.06      $ 10.76
                                         --------------    -------------  -------------  -------------  ------------- ------------
Income from investment operations:
  Net investment (loss)                          (0.02)           (0.05)         (0.05)          0.00          (0.06)       (0.08)
  Net realized and unrealized gain (loss)         0.43             0.50           0.88           3.28           0.12         1.38
                                         --------------    -------------  -------------  -------------  ------------- ------------
Total from investment operations                  0.41             0.45           0.83           3.28           0.06         1.30
                                         --------------    -------------  -------------  -------------  ------------- ------------
Less distributions
  From net investment income                      0.00             0.00           0.00           0.00          (0.03)        0.00
  From net realized gain (loss)                  (1.79)           (0.49)         (1.48)          0.00          (0.81)        0.00
                                         --------------    -------------  -------------  -------------  ------------- ------------
Total distributions                              (1.79)           (0.49)         (1.48)          0.00          (0.84)        0.00
                                         --------------    -------------  -------------  -------------  ------------- ------------
Net asset value, end of period                 $ 12.49          $ 13.87        $ 13.91        $ 14.56        $ 11.28      $ 12.06
                                         ==============    =============  =============  =============  ============= ============

Total Return                                     3.60% (b)        3.72%          6.39%         29.08% (b)      2.27%       12.08%

Ratios and Supplemental Data
Net assets, end of period (000)                $11,610          $11,488        $11,585        $11,608        $11,524       $9,932
Ratio of expenses to average net assets          1.59% (a)        1.59%          1.59%          1.59% (a)      1.73%        1.97%
Ratio of expenses to average net assets
   before reimbursement                          2.28% (a)        2.28%          2.08%          2.50% (a)      2.34%        2.54%
Ratio of net investment (loss) to
   average net assets                          (0.30)%(a)        (0.39)%        (0.36)%        (0.04)%(a)      (0.53)%      (0.64)%
Ratio of net investment (loss) to
   average net assets before reimbursement     (1.00)%(a)        (1.09)%        (0.84)%        (0.95)%(a)      (1.14)%      (1.20)%
Portfolio turnover rate                         13.18% (a)       77.87%         75.69%         45.19%         81.74%       34.76%

(a)  Annualized
(b)  For a period of less than a full year, the total return is not annualized.
(c)  For the period November 1, 1998 through June 30, 1999
(d)  August 5, 1996 (commencement of operations) to October 31, 1996

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                             IMS Capital Value Fund
                          Notes to Financial Statements
                          December 31, 2001 (Unaudited)


NOTE 1.  ORGANIZATION

     IMS Capital Value Fund (the "Fund") was organized as a series of AmeriPrime
Funds (the "Trust") on July 25, 1996 and commenced operations on August 5, 1996.
The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees. The Fund's investment objective is to provide long-term growth of capital. The investment advisor of the Fund is IMS Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.
Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's Advisor, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Fund's Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     Dividends and Distributions - The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


                             IMS Capital Value Fund
                          Notes to Financial Statements
                    December 31, 2001 (Unaudited) - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains IMS Capital Management, Inc. to manage the Fund's investments. Carl W. Marker, Chairman and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of the Fund. For the six months ended
December 31, 2001, the advisor received fees of $70,736 from the Fund. The
Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for expenses it incurs to maintain total operating expenses at the rate of 1.59% of average daily net assets through October 31, 2006. For the six months ended December 31, 2001 the Advisor reimbursed expenses of $39,657.

     The Fund retains Unified Fund Services, Inc. ("Unified") to manage the
Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.
For those services, Unified receives a monthly fee from the Fund equal to an annual rate of 0.20% of the Fund's assets with no monthly minimum.

     The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $750). For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, and 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 million to $100 million). A
Trustee and the officers of the Trust are members of management and /or employees of Unified.

     The Fund retains Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to the distributor during the six months ended December 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

NOTE 4.  INVESTMENTS

   For the six months ended December 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $1,755,061 and $1,158,884, respectively. As of December 31, 2001, the gross unrealized appreciation for all securities totaled $128,010 and the gross unrealized depreciation for all securities totaled $2,894,841 for net unrealized appreciation of $2,766,831. The aggregate cost of securities for federal income tax purposes at December 31, 2001 was $8,817,952.

NOTE 5.  ESTIMATES

   Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6.  DEFERRED ORGANIZATION COSTS

     The Fund has incurred expenses of $23,547 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis through June 20, 2002.